UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2018

China VTV Limited
(Exact name of registrant as specified in its charter)

Nevada	333-203754	47-3176820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16th Floor, Building #2, No.1250, Zhongshan North 1st Road

Hongkou District, Shanghai City

China

(Zip Code)

Registrant’s telephone number, including area code (888) 297-9207

T-BAMM
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 18, 2018, China VTV Limited (the “Company”) filed a Certificate of Amendment to Articles of Incorporation, as amended, with the Nevada Secretary of State to amend the Company’s Articles of Incorporation to increase the number of authorized shares to 600,000,000 with a par value of $0.001 per share. A copy of the Certificate of Amendment to Articles of Incorporation is filed herewith as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment dated April 18, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China VTV Limited

Date: April 18, 2018	By:	/s/ Jack Chen
Jack Chen
President and Director

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